UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

Alliance California Municipal Income Fund

Portfolio of Investments

July 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS - 165.1%
Long-Term Municipal Bonds - 165.1%
California - 152.6%
Abag Finance Authority for Nonprofit Corps. (Bijou Woods Associates LP)
Series 2001A
5.30%, 12/01/31	$2,735	$2,735,492
Banning Utility Authority
NATL Series 05
5.25%, 11/01/30	1,850	1,968,363
Bay Area Toll Authority
Series 2013S
5.00%, 4/01/33	5,000	5,579,400
Beaumont Financing Authority
AMBAC Series 2007C
5.00%, 9/01/26	755	785,593
Bellflower Redevelopment Agency (9920 Flora Vista LP)
Series 2002A
5.50%, 6/01/35	2,880	2,880,058
California Econ Recovery
Series 2009A
5.25%, 7/01/21	1,465	1,736,069
California Educational Facilities Authority (California Lutheran University/CA)
Series 2004C
5.00%, 10/01/24	1,125	1,131,458
California Educational Facilities Authority (Pepperdine University)
5.00%, 9/01/27	1,125	1,310,636
California Educational Facilities Authority (University of the Pacific)
5.00%, 11/01/21	260	273,598
California Health Facilities Financing Authority (Cottage Health System Obligated Group)
NATL Series 2003B
5.00%, 11/01/23	2,770	2,776,039
California Pollution Control Financing Authority (Poseidon Resources Channelside LP)
5.00%, 7/01/37 (a)	3,450	3,512,342
California State Public Works Board
Series 2011G
5.25%, 12/01/21 (Pre-refunded/ETM)	6,000	7,427,880
California State Public Works Board (California State Public Works Board Lease)
XLCA Series 2005B
5.00%, 11/01/30	3,500	3,605,525
California Statewide Communities Development Authority (Bentley School)
Series 2010A
7.00%, 7/01/40	2,625	2,895,900
City of Los Angeles Department of Airports (Los Angeles Intl Airport)
Series 2009A
5.25%, 5/15/29	1,700	1,966,458
Series 2010A
5.00%, 5/15/27	1,440	1,633,334

	Principal Amount (000)	U.S. $ Value
City of San Francisco CA Public Utilities Commission Wastewater Revenue
Series 2013B
5.00%, 10/01/32	4,735	5,342,358
Fullerton Redevelopment Agency (Marshall B Ketchum University)
RADIAN
5.00%, 4/01/21	2,050	2,209,880
Garden Grove Unified School District
Series 2013C
5.00%, 8/01/34	3,650	4,096,030
Grossmont-Cuyamaca CCD CA GO
AGC
5.00%, 8/01/22-8/01/23 (b)	6,000	6,820,723
Jurupa Public Financing Authority
Series 2014A
5.00%, 9/01/30-9/01/32 (c)	2,475	2,729,660
La Quinta Financing Authority
AMBAC Series 2004A
5.25%, 9/01/24	3,000	3,011,160
Long Beach Bond Finance Authority (Aquarium of the Pacific)
5.00%, 11/01/27	3,500	3,856,510
Los Angeles Community College District/CA
Series 2008F-1
5.00%, 8/01/28	4,200	4,758,390
Los Angeles Community Redevelopment Agency
AMBAC Series 2002A
5.375%, 12/01/26	6,635	6,649,862
Los Angeles County Metropolitan Transportation Authority
5.00%, 7/01/25	6,700	7,760,275
Series 2013B
5.00%, 7/01/33	1,675	1,919,550
Los Angeles Department of Water & Power WTR
Series 2013B
5.00%, 7/01/32	6,185	7,077,681
Los Angeles Unified School District/CA
Series 2014C
5.00%, 7/01/30	3,000	3,485,670
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1)
Series 2010
5.875%, 3/01/32	420	487,133
6.00%, 3/01/36	325	378,355
Port of Los Angeles
Series 2009C
5.00%, 8/01/26	5,550	6,431,118
Richmond Community Redevelopment Agency
Series 2010A
5.75%, 9/01/24-9/01/25	530	586,116
6.00%, 9/01/30	370	402,260
Riverside County Transportation Commission
Series 2013A
5.25%, 6/01/32	2,000	2,332,960
Sacramento City Unified School District/CA
5.50%, 7/01/29	4,000	4,560,520

	Principal Amount (000)	U.S. $ Value
San Bernardino County Transportation Authority
5.00%, 3/01/32-3/01/34 (b)	6,040	6,899,002
San Diego County Water Authority
5.00%, 5/01/31	4,300	4,977,852
San Diego Public Facilities Financing Authority
Series 2010A
5.10%, 9/01/29	2,360	2,564,895
San Diego Unified School District/CA
Series 2013C
5.00%, 7/01/32	5,125	5,813,544
San Francisco Bay Area Rapid Transit District
Series 2012A
5.00%, 7/01/36	3,730	4,165,216
San Francisco Municipal Transportation Agency
5.00%, 3/01/28-3/01/31	6,070	6,967,280
San Juan Unified School District
5.00%, 8/01/30	3,535	4,076,385
San Mateo Joint Powers Financing Authority
5.00%, 6/15/31	1,250	1,430,975
San Mateo Union High School District
Series 2013A
5.00%, 9/01/33	4,180	4,786,016
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR)
5.25%, 7/01/25	4,000	4,757,800
Series 2010 PJ-1
5.00%, 7/01/27	2,525	2,882,035
State of California
5.00%, 11/01/31	2,000	2,284,160
Turlock Irrigation District
5.50%, 1/01/41	2,200	2,418,658
University of California
Series 2012G
5.00%, 5/15/31	8,000	9,025,280
Upper Santa Clara Valley Joint Powers Authority
Series 2011A
5.00%, 8/01/23	3,385	4,003,101
Walnut Energy Center Authority
5.00%, 1/01/33	2,500	2,809,325
Westlands Water District
AGM Series 2012A
5.00%, 9/01/29-9/01/34	3,000	3,276,790

		190,252,670

Guam - 1.7%
Guam Power Authority
Series 2012A
5.00%, 10/01/34	2,000	2,155,220

Nevada - 1.7%
Henderson Local Improvement Districts
AGM Series 2007A
5.00%, 3/01/18	1,940	2,043,693

New Jersey - 4.5%
New Jersey State Turnpike Authority
Series 2014A
5.00%, 1/01/33	5,000	5,605,300

	Principal Amount (000)	U.S. $ Value
New York - 4.3%
Metropolitan Transportation Authority
Series 2014C
5.00%, 11/15/32	4,745	5,328,587

Ohio - 0.3%
Columbiana County Port Authority (Apex Environmental LLC)
Series 2004A
7.125%, 8/01/25 (d)	500	385,695

Total Municipal Obligations (cost $194,051,821)		205,771,165

	Shares
SHORT-TERM INVESTMENTS - 0.2%
Investment Companies - 0.2%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.08% (e) (cost $302,219)	302,219	302,219

Total Investments - 165.3% (cost $194,354,040) (f)		206,073,384
Other assets less liabilities - (7.1)%		(8,860,194)
Preferred Shares at liquidation value - (58.2)%		(72,550,000)

Net Assets Applicable to Common Shareholders - 100.0% (g)		$124,663,190

INTEREST RATE SWAPS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$2,300	10/21/16	SIFMA	*	4.129%	$189,379

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the market value of this security amounted to $3,512,342 or 2.8% of net assets.
(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(c)	When-Issued or delayed delivery security.
(d)	Illiquid security.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	As of July 31, 2014, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $11,960,136 and gross unrealized depreciation of investments was $(240,792), resulting in net unrealized appreciation of $11,719,344.
(g)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of July 31, 2014, the Fund held 26.6% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal
AMBAC	-	Ambac Assurance Corporation
CCD	-	Community College District
GO	-	General Obligation
NATL	-	National Interstate Corporation
RADIAN	-	Radian Asset Assurance Inc.
XLCA	-	XL Capital Assurance Inc.

Alliance California Municipal Income Fund

July 31, 2014 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$198,974,317		$6,796,848		$205,771,165
Short-Term Investments		302,219		– 0	–	– 0	–	302,219

Total Investments in Securities		302,219		198,974,317		6,796,848		206,073,384
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	189,379		– 0	–	189,379
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$302,219		$199,163,696		$6,796,848		$206,262,763

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
+	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$5,961,154		$5,961,154
Accrued discounts/(premiums)	(102)		(102)
Realized gain (loss)	(44,997)		(44,997)
Change in unrealized appreciation/depreciation	200,967		200,967
Purchases	2,729,660		2,729,660
Sales	(2,049,834)		(2,049,834)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 7/31/14	$6,796,848		$6,796,848

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/14	$157,848		$157,848

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at July 31, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 7/31/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$4,067,188	Third Party Vendor	Lack of External Credit Rating	$77.14 – $110.32/$104.05
	$2,729,660	Qualitative Assessment	Transaction Price	$109.68 – $110.91/$110.29

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 22, 2014